================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)



Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                              DELCATH SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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SEC 1913 (3-99)
================================================================================

                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 SUMMER STREET
                           STAMFORD, CONNECTICUT 06905
                                 (203) 323-8668

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2002


     Notice is hereby given that an Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation ("Delcath"), will be held on Thursday, May 23, 2002, at 11:00 a.m. (Eastern Daylight Time) at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, for the following purpose:

     1. To elect two Class II directors to serve until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified;

     The stockholders will also consider and act upon any other business that may properly come before the Annual Meeting.

     Reference is hereby made to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the Annual Meeting.

     Only holders of record of Delcath's Common Stock, $0.01 par value per share, at the close of business on March 25, 2002 will be entitled to vote at the Annual Meeting and any adjournments thereof.

     Stockholders are requested to complete, sign, date, and return the enclosed proxy card in the enclosed envelope.


                               By Order of the Board of Directors


                               M. S. Koly, President and Chief Executive Officer


Stamford, Connecticut
April 5, 2002

                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 SUMMER STREET
                           STAMFORD, CONNECTICUT 06905
                                 (203) 323-8668

                        ---------------------------------

                                 PROXY STATEMENT

                        ---------------------------------


     Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Delcath Systems, Inc., a Delaware corporation ("Delcath"), for use at an Annual Meeting of Stockholders of Delcath to be held at 10:30 a.m. (Eastern Daylight Time) on Thursday May 23, 2002, at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, and any adjournments thereof (the "Meeting"). This proxy is dated April 5, 2002.

     Only holders of record as of the close of business on March 25, 2002 (the "Record Date"), of Delcath's Common Stock, $0.01 par value per share (the "Common Stock"), will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, 3,903,816 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with Delcath's Secretary at the address set forth above at any time before the original proxy is exercised, or (ii) voting in person at the Meeting.

     Each of M. S. Koly and Samuel Herschkowitz, M.D. are named as attorneys in the proxy. Mr. Koly is the President, Chief Executive Officer and Treasurer of Delcath and is also a member of Delcath's Board of Directors. Dr. Herschkowitz is the Chief Technology Officer of Delcath and is also the Chairman of Delcath's Board of Directors. Mr. Koly or Dr. Herschkowitz will vote all shares represented by properly executed proxies returned in time to be counted at the Meeting, as described below under "Voting Procedures." Any stockholder granting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. Shares represented by proxy will be voted FOR each proposal identified on the Notice of the Annual Meeting if no voting instructions are indicated.

     The stockholders will consider and vote upon the proposal to elect two Class II directors to serve until the 2005 Annual Meeting of Stockholders. Stockholders will also consider and act upon such other business as may properly come before the Meeting.

     Delcath's Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may properly be taken, including any proposal to adjourn the Meeting, Mr. Koly or Dr. Herschkowitz will vote shares represented by all proxies received by the Board of Directors in accordance with their judgment.

     An Annual Report to the Stockholders, containing financial statements for the fiscal years ended December 31, 2000 and 2001, has been furnished to all stockholders entitled to vote. This Proxy Statement and the form of proxy will be first mailed to stockholders on or about April 5, 2002.

                                VOTING PROCEDURES

     Mr. Koly or Dr. Herschkowitz will vote all shares represented by properly executed proxies returned in time to be counted at the Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for any nominee for director, or which contain one or more abstentions, are counted as present for purposes of determining the presence or absence of a quorum for the Meeting.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified in such proxies.

     Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. The two nominees receiving the highest number of affirmative votes of the shares present or represented at the Meeting and voting on the election of directors will each be elected as a director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality. Votes at the Meeting will be tabulated by one or more independent inspectors of elections appointed by Delcath.

     For all other matters being submitted to stockholders at the Meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes against those matters.

                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

     Delcath's board of directors is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the board of directors will be elected each year. These provisions, together with the provision of our amended and restated certificate of incorporation and by-laws, allow the board of directors to fill vacancies on or increase the size of the board of directors, and may deter a stockholder from removing incumbent directors and filling such vacancies with its own nominees in order to gain control of the board. The staggering of the election of our directors may have the effect of delaying, deferring or discouraging a change of control. Delcath's by-laws provide that its Board of Directors will consist of not fewer than three members. The Board of Directors has fixed the number of directors for Delcath at five, currently.

     A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

     Delcath's Board of Directors has nominated the following persons for election as Class II directors of Delcath at the Meeting. The nominees are currently members of Delcath's Board of Directors. The nominees and the year they first joined the Board of Directors are:

================================================================================
                                   YEAR FIRST
NOMINEE                     AGE   JOINED BOARD         CURRENT POSITION(S)
-------                     ---   ------------         -------------------
M. S. KOLY                  61        1988         President, Chief Executive
                                                 Officer, Treasurer and Director
--------------------------------------------------------------------------------
SAMUEL HERSCHKOWITZ, M.D.   52        1988        Chief Technical Officer and
                                                      Chairman of the Board
================================================================================

BACKGROUND OF NOMINEES FOR THE BOARD OF DIRECTORS AND CERTAIN KEY OFFICERS

     M. S. KOLY, 61, has been President, Chief Executive Officer and Treasurer of Delcath since 1998 and has served as a Director since 1988. From 1987 until June 1998, Mr. Koly managed Venkol Ventures, L.P. and Venkol Ventures, Ltd., firms he co-founded with Dr. Herschkowitz. From 1983 to 1987, Mr. Koly was president of Madison Consulting Corporation, a firm he founded. From 1978 to 1983, Mr. Koly was president of Becton-Dickinson Respiratory Systems. Prior to that time, he held various senior management positions at Abbott Laboratories, Stuart Pharmaceuticals and National Patent Development Corp. He received a B.A. from American University and an M.B.A. in marketing and finance from Northwestern University.

     SAMUEL HERSCHKOWITZ, M.D, 51, has been Chairman of the Board of Delcath since 1998 and Delcath's Chief Technical Officer since 1991. In 1987, he co-founded Venkol Ventures L.P. and Venkol Ventures, Ltd., two affiliated venture capital funds specializing in medical technology investments, which are no longer active. Dr. Herschkowitz is board certified in psychiatry and neurology. He is an assistant professor at New York University Medical Center, and has held academic positions at Beth Israel Hospital, Mount Sinai Medical School and Downstate Medical Center. Dr. Herschkowitz graduated from Syracuse University and received his medical degree from Downstate Medical Center College of Medicine.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEE AS A DIRECTOR OF DELCATH.

     The following individuals are currently directors of Delcath whose terms of office do not expire at the Annual Meeting and who consequently are not nominees for re-election at the Annual Meeting:

     MARK A. CORIGLIANO, 38, was appointed a Class III director of Delcath in 2001. His term expires at the 2003 Annual Meeting. Since 1991, Mr. Corigliano has been Managing Director of Coast Cypress Associates, a company that designs and implements microcomputer systems. Since 1993, he has also served as Officer and Manager of Special Projects for DC Associates, a restaurant management organization located in New York City. He holds a B.S. degree from Seton Hall University.

     DANIEL ISDANER, 37, was appointed a Class I director of Delcath in 2001. His term expires at the 2004 Annual Meeting. Since 1994, Mr. Isdaner has been the owner and director of Camp Mataponi, Inc., a childrens' summer camp located in Naples, Maine. He also serves on the Board of Directors of the American Camping Association-New England Division and the Jewish Community Center of Southern New Jersey. Mr. Isdaner holds a B.S.B.A. degree from the Boston University School of Management.

     VICTOR NEVINS, 80, was appointed a Class III director of Delcath in 2001. His term expires at the 2003 Annual Meeting. Since 1957, Mr. Nevins has been Chief Executive Officer of Max Abramson Enterprises, a medium size conglomerate headquartered in Flushing, New York. He also is a licensed real estate broker and, since 1962, been the owner of Victor Nevins Realty. From 1968-1997, he served on the Board of Directors of Flushing Hospital and Medical Center as Vice President of the Board, member of the Finance Committee, Chairman of both the House and Grounds and Human Resouces Committees and liaison to the Medical Board. He currently is a Director and past President of the Flushing Chamber of Commerce, a Director of the Flushing Merchants Association, and a Director of the American Red Cross, North Shore Chapter.

                          BOARD AND COMMITTEE MEETINGS

     The Board of Directors met four times during fiscal year ended December 31, 2001. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period in which he or she served).

     The Compensation and Stock Option Committee of the Board of Directors reviews and recommends to the Board of Directors the salaries, benefits and stock option grants of all employees, consultants, directors and other individuals compensated by the Company. The directors may be paid their expenses and a fixed sum for their attendance at each meeting of the Board or a stated salary as a director, and each may be reimbursed for his or her expenses. Directors who are employees of Delcath do not currently receive any compensation for serving on the board of directors. Non-employee directors receive $750 for each meeting of the board of directors attended in person or participated in telephonically. The Compensation Committee also administers the Company's stock option and other employee benefits plans. Currently, the members of the Compensation and Stock Option Committee are Victor Nevins and Mark A. Corigliano.

     The Audit Committee of the Board of Directors approves the selection of Delcath's independent accountants and meets and interacts with the independent accountants to discuss questions in regard to Delcath's financial reporting. In addition, the Audit Committee reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants Delcath's annual operating results, considers the adequacy of Delcath's internal accounting procedures and considers and reports to the Board of Directors with respect to other auditing and accounting matters. The Audit Committee also reviews the fees to be paid to and the performance of Delcath's independent auditors. Currently, the members of the Audit Committee are Mark A. Corigliano and Daniel Isdaner

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is comprised of Mark A. Corigliano and Daniel Isdaner, two non-employee directors who are "independent" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. The Audit Committee has the responsibility for reviewing the Company's accounting practices, internal accounting controls and financial results and overseas the engagement of the Company's independent auditors.

     The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

     Based on the review and discussions referred to in the foregoing three paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

AUDIT FEES

     Audit Fees. Fees for KPMG LLP's professional services rendered for the Company's fiscal year 2001 audit and quarterly review of Forms 10-QSB were $77,000.

     Financial Information Systems Design and Implementation Fees. None.

     All Other Fees. None.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS


EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ended December 31, 2001, 2000, and 1999, certain compensation paid by the Company, including salary, bonuses and certain other compensation, to its Chief Executive Officer and all other executive officers whose annual compensation for the years ended December 31, 2001, 2000, and 1999, exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

=============================================================================================
                                                                   SECURITIES
                                                                   UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR   SALARY ($)    BONUS ($)   OPTIONS (#)   COMPENSATION
===============================   ====   ==========   ==========   ===========   ============
M. S. KOLY, President, Chief      2001     164,750    17,500 (1)      100,000         0
Executive Officer and Treasurer   ----   ----------   ----------   -----------   ------------
                                  2000      98,200        0           102,000         0
                                  ----   ----------   ----------   -----------   ------------
                                  1999     101,250        0           139,746         0
-------------------------------   ----   ----------   ----------   -----------   ------------
SAMUEL HERSCHKOWITZ,              2001     120,000    10,000 (1)       30,000         0
Chairman of the Board
=============================================================================================

(1)  Bonuses were declared payable in January 2002


OPTION GRANTS IN LAST FISCAL YEAR

     Stock options were granted to the Named Executive Officers during the 2001 fiscal year as follows:

=============================================================================================
NAME               NUMBER OF SHARES    PERCENT OF TOTAL
                   OF COMMON STOCK     OPTIONS GRANTED TO   EXERCISE PRICE
                   UNDERLYING OPTION   EMPLOYEES IN 2001       ($/SH.)       EXPIRATION DATE
================   =================   ==================   ==============   ================
M. S. Koly              100,000            52.6%                 .60          November 2006
----------------   -----------------   ------------------   --------------   ----------------
S. Herschkowitz          30,000             15.8%                .85          December 2006
=============================================================================================

AGGREGATED FISCAL YEAR END OPTION VALUES

============================================================================================================
                   NUMBER OF SHARES OF COMMON STOCK UNDERLYING   VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS
NAME               UNEXERCISED OPTIONS AT DECEMBER 31, 2001      AT DECEMBER 31, 2001 (1)
================   ===========================================   ===========================================
                        Exercisable           Unexercisable           Exercisable           Unexercisable
----------------   --------------------   --------------------   --------------------   --------------------
M. S. Koly                86,263                    0                      0                      0
----------------   --------------------   --------------------   --------------------   --------------------
M. S. Koly                53,483                    0                      0                      0
----------------   --------------------   --------------------   --------------------   --------------------
M. S. Koly                102,000                   0                      0                      0
----------------   --------------------   --------------------   --------------------   --------------------
M. S. Koly                   0                   100,000                   0                   52,000
----------------   --------------------   --------------------   --------------------   --------------------
S. Herschkowitz           51,757                    0                      0                      0
----------------   --------------------   --------------------   --------------------   --------------------
S. Herschkowitz           32,779                    0                      0                      0
----------------   --------------------   --------------------   --------------------   --------------------
S. Herschkowitz           60,300                    0                      0                      0
----------------   --------------------   --------------------   --------------------   --------------------
S. Herschkowitz              0                    30,000                   0                    8,100
============================================================================================================

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal years ended December 31, 2001, 2000, and 1999 and unexercised options held as of the end of fiscal 2001.

=================================================================================
                                                  NUMBER OF         VALUE OF
                                                  SECURITIES        UNEXERCISED
                                                  UNDERLYING        IN-THE-MONEY
                                                  UNEXERCISED       OPTIONS AT
                                    SHARES TO     OPTIONS AT FY-    FY-END ($)(1)
                                    BE RECEIVED   END EXERCISABLE/  EXERCISABLE/
NAME                         YEAR   ON EXERCISE   UNEXERCISABLE     UNEXERCISABLE
==========================   ====   ===========   ===============   =============
M. S. KOLY                   2001        0        241,746/100,000      0/52,000
President, Chief Executive   ----   -----------   ---------------   -------------
Officer and Treasurer        2000        0         191,307/50,439        0/0
                             ----   -----------   ---------------   -------------
                             1999        0         119,457/20,289        0/0
--------------------------   ----   -----------   ---------------   -------------
--------------------------   ----   -----------   ---------------   -------------
S. HERSCHKOWITZ              2001        0         144,836/30,000      0/8,100
Chairman of the Board        ----   -----------   ---------------   -------------
                             2000        0         112,616/32,220        0/0
                             ----   -----------   ---------------   -------------
                             1999        0          66,077/18,459        0/0
=================================================================================

----------------------
(1) Calculated based on the fair market value of $1.12 per share at the close of trading on December 31, 2001 as reported by THE WALL STREET JOURNAL, minus the exercise price of the option.

DIRECTOR COMPENSATION

     Directors who are employees of Delcath do not currently receive any compensation for serving on the board of directors. Non-employee directors receive $750 for each meeting of the board of directors attended in person or participated in telephonically. In addition, three former non-employee directors each received a one-time grant in January 1999 of stock options to purchase 34,505 shares of Common Stock at a price of $4.93 per share, all of which have vested. Each one also received a separate one-time grant in December 1999 of stock options to purchase 22,428 shares of Common Stock at a price of $2.90 per share, all of which have vested.

     On November 12, 2001, Delcath's Compensation Committee granted stock options to a director of Delcath, at an exercise price equal to $ .60 per share, the fair market value at the close of trading on that date as reported by THE WALL STREET JOURNAL. On December 17, 2001, Delcath's Compensation Committee granted stock options to directors, at an exercise price of $ .85 per share, the fair market value at the close of trading on that date as reported by THE WALL STREET JOURNAL. The stock options granted to the directors are indicated below:

=============================================================
                              INCENTIVE         NON-QUALIFIED
NAME                          STOCK OPTIONS     STOCK OPTIONS
=========================     =============     =============
M. S. Koly                       100,000              0
-------------------------     -------------     -------------
Samuel Herschkowitz, M.D.        30,000               0
-------------------------     -------------     -------------
Mark. Corigliano                    0               30,000
-------------------------     -------------     -------------
D. Isdaner                          0               30,000
-------------------------     -------------     -------------
V. Nevins                           0               30,000
=============================================================


KEY EMPLOYEE AGREEMENTS

     On October 30, 2001 the Company amended the Key Employee Agreements dated April 30, 1996, respectively, with M. S. Koly and Samuel Herschkowitz, M.D. Mr. Koly's amendment provides for a base salary of $225,000 per annum, and a lump-sum severance payment of one year's base salary upon notice of termination at any time without cause, and, in the event of termination without cause due to a change in control (as defined) a lump sum severance payment equal to the greater of two years' base salary or the base salary due for the remaining term of the Agreement. The term of the Agreement was extended until December 1, 2004. Dr. Herschkowitz's amendment provides for a base salary of $140,000 per annum.


           SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of February 21, 2002, certain information regarding the ownership of Delcath's voting securities by (i) each person who, to the knowledge of Delcath, beneficially owned more than 5% of Delcath's voting securities outstanding on such date, (ii) each director (or nominee for director) of Delcath, (iii) each Named Executive Officer (as defined below under "Compensation and Other Information Concerning Directors and Officers--Executive Compensation"), and (iv) all directors (and the nominee for director) and executive officers as a group.

==========================================================================
DIRECTORS,                                SHARES           PERCENTAGE OF
EXECUTIVE OFFICERS                        BENEFICIALLY     COMMON SHARES
AND 5% STOCKHOLDERS (1):                  OWNED (2)        OUTSTANDING (3)
====================================      ===========      ===============
M. S. Koly (4)                            1,673,497             40.4%
------------------------------------      -----------      ---------------
Venkol Trust (5)                          1,374,013             35.2%
------------------------------------      -----------      ---------------
Samuel Herschkowitz, M.D. (6)              343,472               8.5%
------------------------------------      -----------      ---------------
Frank G. Mancuso, Jr. (7)                  110,891               2.8%
------------------------------------      -----------      ---------------
James V. Sorrentino, PhD (8)               68,663                1.7%
------------------------------------      -----------      ---------------
William I. Bergman (9)                     63,833                1.6%
------------------------------------      -----------      ---------------
Mark A. Corigliano (10)                     3,000                 *
------------------------------------      -----------      ---------------
Daniel Isdaner (11)                        15,000                 *
------------------------------------      -----------      ---------------
Victor Nevins (12)                         10,000                 *
------------------------------------      -----------      ---------------
Thomas S. Grogan (13)                         --                  *
------------------------------------      -----------      ---------------
All directors and executive officers      2,092,981             46.9%
as a group (nine persons) (14)
==========================================================================
*    Less than 1% of total voting securities

(1) Except as otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares owned, based on the information provided to use by the persons or entities named in the table.
(2) Shares of Common Stock subject to options exercisable within 60 days of December 31, 2001 are deemed outstanding for computing the percentage of the person or entity holding such securities.
(3) Percentage of beneficial ownership is calculated on the basis of the amount of outstanding securities (Common Stock) at December 31, 2001 (3,903,816 common shares) plus, for each person or entity, any securities that person or entity has the right to acquire within 60 days pursuant to stock options or other rights.
(4) Mr. Koly is a director of Delcath. Includes 38,507 shares held by Mr. Koly, and 19,231 shares held by Mr. Ted Koly, Mr. Koly's minor son. The figure above also includes the vested portion (241,746 shares) of incentive/nonqualified stock options to purchase 114,350 shares of the Company's Common Stock under the Company's 1992 Incentive Stock Option Plan for a weighted average exercise price of $3.98 per share and 25,396 shares of Common Stock under the Company's 1992 Non-Incentive Stock Option Plan for an exercise price of $4.93 per share; and 102,000 shares of Common Stock under the Company's 2000 Stock Option Plan for $3.3125 per share. The figure also includes 1,374,013 shares and 2,760 shares issuable upon exercise of Warrants held by Venkol Trust. The figure above does not include the unvested portion (100,000 shares) of an incentive stock option to purchase 100,000 shares of the Company's Common Stock under the Company's 2001 Stock Option Plan for an exercise price of $0.60 per share.
(5) Mr. Koly is the trustee of Venkol Trust and is deemed the beneficial owner of its shares.
(6) Dr. Herschkowitz is the Chairman of the Board of Directors of Delcath. The figure above includes 17,738 shares held by Dr. Herschkowitz; 180,898 shares held by Venkol Trust; as to which Dr. Herschkowitz has a beneficial remainder interest. The Venkol trust share amount is a maximum estimated distribution because the Venkol Trust has not determined the final distribution amounts. The figure also includes the vested portion (144,836 shares) of an incentive/non-qualified stock options to purchase 75,427 shares of the Company's Common Stock under the Company's 1992 Incentive Stock Option Plan for a weighted average exercise price of $4.05 per share, and 9,109 shares of Common Stock under the Company's 1992 Non-Incentive Stock Option Plan for $4.93 per share; and 60,300 shares of Common Stock under the Company's 2000 Stock Option Plan for an exercise price of $4.93 per share. The figure above does not include the unvested portion (30,000 shares) of an incentive stock option to purchase 30,000 shares of the Company's Common Stock under the Company's 2001 Stock Option Plan for an exercise price of $ .85 per share.
(7) Mr. Mancuso resigned as a director of the Company on October 1, 2001. The figure above includes an estimated 14,477 shares held by Venkol Trust, as to which Mr. Mancuso has a beneficial remainder interest. The Venkol Trust share amount is a maximum estimated distribution because the Venkol Trust has not determined the final distribution amounts. The figure above also includes 504 shares issuable upon the exercise of Warrants at a price of $10.87 per share until April 30, 2002. Also includes the vested portion (56,932 shares) of a non-incentive stock option to purchase 56,932 shares of the Company's Common Stock under the Company's 1992 Non-Incentive Stock Option Plan for a weighted average exercise price of $4.13 per share. Also includes 281,424 shares issuable upon exercise of Warrants.
(8) Mr. Sorrentino resigned as director on October 26, 2001. Includes vested portion (56,932 shares) of a non-incentive stock option to purchase 56,932 shares of the Company's Common Stock under the Company's 1992 Non-Incentive Stock Option Plan for a weighted average exercise price of $4.13 per share.
(9) Mr. Bergman resigned as director on September 21, 2001. Includes vested portion (56,932 shares) of a non-incentive stock option to purchase 56,932 shares of the Company's Common Stock under the Company's 1992 Non-Incentive Stock Option Plan for a weighted average exercise price of $4.13 per share.
(10) Mr.Corigliano is a director of Delcath. The figure above represents 1,500 shares owned directly by him, and 1,500 shares issuable upon the exercise of Warrants at a price of $6.60 per share until October 18, 2005. Does not include a non-incentive stock option to purchase 30,000 shares of the Company's Common Stock under the Company's 2000 Stock Option Plan for an exercise price of $.85 per share, none of which are vested.
(11) Mr. Isdaner is a director of Delcath. The figure above represents 7,500 shares directly owned by him or jointly with his wife, and 7,500 shares issuable upon the exercise of Warrants at a price of $6.60 per share until October 18, 2005. Does not include a non-incentive stock option to purchase 30,000 shares of the Company's Common Stock under the Company's 2000 Stock Option Plan for an exercise price of $.85 per share, none of which are vested.
(12) Mr. Nevins is a director of Delcath. The figure above represents 4,000 shares owned directly by him, and 4,000 shares issuable upon the exercise of Warrants at a price of $6.60 per share until October 18, 2005. The above figure also represents 1,000 shares owned directly by his wife, and 1,000 shares issuable upon the exercise of Warrants at a price of $6.60 per share until October 18, 2005. Does not include a non-incentive stock option to purchase 30,000 shares of the Company's Common Stock under the Company's 2000 Stock Option Plan for an exercise price of $.85 per share, none of which are vested.
(13) Mr. Grogan is the Chief Financial Officer of Delcath. Does not include an incentive stock option to purchase 30,000 shares of the Company's Common Stock under the Company's 2001 Stock Option Plan for an exercise price of $.85 per share, none of which are vested.
(14) The number of shares beneficially owned by all directors and executive officers as a group includes 1,406,773 shares of Common Stock issuable upon exercise of certain stock options granted to directors and executive officers pursuant to the Company's various Stock Option Plans.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     All of our preferred stockholders converted their Preferred Stock into 833,873 shares of Common Stock. The preferred stockholders also accepted 690,910 shares of Common Stock as payment of $999,070 of accumulated dividends, and a cash dividend of $499,535 as payment of the balance of the accrued dividend, estimated through September 30, 2000. Venkol Trust held all 2,000,000 shares of our Class A Preferred Stock and received 690,099 shares of Common Stock on conversion of those shares, 616,127 shares of Common Stock in partial payment of accumulated dividends and a cash dividend of $223,2027 in payment of the balance of the accrued dividend. Frank Mancuso, Jr. and Venkol Trust owned 19,608 and 117,650 shares of our Class B Preferred Stock and received 6,766 and 40,595 shares of Common Stock, upon conversion of those shares, 3,519 shares and 21,115 shares of Common Stock in payment of $26,008 and $156,048 of accumulated dividends and cash dividends of approximately $13,004 and $78,024, as payment of the balance of the accrued dividends through September 2000.

     In April 2000, we issued 230,873 shares of Common Stock to existing security holders and their designees for proceeds of $501,825 in a rights offering. Each of M. S. Koly, Samuel Herschkowitz, our Chairman and Chief Technical Officer, and James Sorrentino, a director of Delcath, purchased 11,732 shares of Common Stock for $25,500, and William Bergman, a director of Delcath, purchased 6,901 shares of Common Stock for $15,000.

     In August and September 2000, Delcath borrowed an aggregate of $230,000 for which it issued promissory notes due and repaid approximately $267,400, including accrued interest on May 27, 2001. The promissory notes bear interest at an annual rate of 22%. Of these loans, $205,000 was borrowed from existing stockholders or relatives of existing stockholders of Delcath. M. S. Koly, Chief Executive Officer, President, Treasurer and a director of Delcath, and Mary Herschkowitz, the mother of Samuel Herschkowitz, M.D., Chairman and Chief Technical Officer of Delcath, provided $50,000 and $40,000 of the loans.

     We believe that each of the transactions with our officers, directors and principal stockholders and their affiliates were on terms no less favorable than could have been obtained from unaffiliated third parties. All future transactions, including loans between us and our officers, directors and stockholders beneficially owning 5% or more of our outstanding voting securities, or their affiliates, will be on terms no less favorable to us than could be obtained in arm's length transactions from unaffiliated third parties. Further, all transactions and loans and any forgiveness of indebtedness owed by any of our officers, directors and stockholders beneficially owning 5% or more of our outstanding voting securities, or their affiliates, to us, must be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to either our legal counsel or independent legal counsel.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers, and persons who are beneficial owners of more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of their ownership of the Company's securities and of changes in that ownership. To the Company's knowledge, based upon a review of copies of reports filed with the Commission with respect to the fiscal years ended December 31, 2001 and 2000, except as noted below, all reports required to be filed under Section 16(a) by the Company's directors and officers and persons who were beneficial owners of more than ten percent of the Company's Common Stock were timely filed.

     Form 4 reports due January 10, 2001 by former directors, William Bergman and James V. Sorrentino and Messrs. Koly and Herschkowitz were inadvertently not timely filed. Such reports were filed in May 2001. Form 3 reports due November 10, 2001 by Messrs. Corigliano, Isdaner and Nevins were inadvertently not timely filed. Such reports were filed in December 2001. Form 3 report due September 25, 2001 by Mr. Grogan was inadvertently not timely filed. This report was filed in January 2002.

     The Company is not aware of any other late filings pursuant to Section 16(a) of the Exchange Act.

     The Company is in the process of implementing a Section 16(a) compliance program to assist reporting persons in meeting their reporting obligations in a timely manner.


                              STOCKHOLDER PROPOSALS

     It is contemplated that the next Annual Meeting of Stockholders will be held on or about May 22, 2003. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting, proposals must be addressed to the Secretary of Delcath and must be received at Delcath's principal executive offices not later than December 4, 2002. In order to avoid controversy as to the date on which a proposal was received by Delcath, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.



                            EXPENSES AND SOLICITATION

     The costs of printing and mailing proxies will be borne by Delcath. In addition to soliciting stockholders by mail through its regular employees, Delcath may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of Delcath registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of Delcath may also be made of some stockholders following the original solicitation.



                                 OTHER BUSINESS

     The Board of Directors knows of no other items that are likely to be brought before the Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

                                           By Order of the Board of Directors


                                           M. S. Koly,
                                           President and Chief Executive Officer

                              DELCATH SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2002


Revoking all prior proxies, the undersigned, a stockholder of DELCATH SYSTEMS, INC. (the "Company"), hereby appoints M.S. Koly and Samuel Herschkowitz, M.D., or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company's Common Stock, par value $0.01 per share ("Common Stock") owned by the undersigned at the Annual Meeting of the Stockholders of the Company to be held at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, at 11:00 a.m. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.



                IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE

--------------------------------------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                              DELCATH SYSTEMS, INC.

                                  MAY 23, 2002







    -------------Please Detach and Mail in the Envelope Provided-------------


[X] Please mark your
    votes as in this
    example.

                    FOR NOMINEES
                   LISTED AT RIGHT       WITHHOLD
                (except as marked to    AUTHORITY
                 the contrary below)   FOR NOMINEES    NOMINEES:

1. Election of          [_]                 [_]        M. S. Koly
   Directors                                           Samuel Herschkowitz, M.D.
                                                       as Class II directors.

For, except vote witheld from the following nominees:

_____________________________________________________



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTOR AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON THURSDAY, MAY 23, 2002 AT 11:00 A.M. AT THE HYATT REGENCY GREENWICH, 1800 EAST PUTNAM AVENUE, OLD GREENWICH, CONNECTICUT. [_]




Signature: ________________________________    Date: __________________

Additional signature(s)
if held jointly: __________________________    Date: __________________


IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH
           SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER FIDUCIARY, PLEASE INDICATE TITLE OR CAPACITY IN WHICH SIGNED.